Exhibit 10.1

EXECUTION VERSION

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of May 2, 2016, is entered into by and among (i) Fairway Group Holdings Corp. (the “Company”), (ii) Fairway Group Acquisition Company (“Fairway Acquisition”); Fairway Bakery LLC; Fairway Broadway LLC; Fairway Chelsea LLC; Fairway Construction Group LLC; Fairway Douglaston LLC; Fairway East 86th Street LLC; Fairway Ecommerce LLC; Fairway Greenwich Street LLC; Fairway Group Central Services LLC; Fairway Group Plainview LLC; Fairway Kips Bay LLC; Fairway Nanuet LLC; Fairway Paramus LLC; Fairway Pelham LLC; Fairway Pelham Wines & Spirits LLC; Fairway Red Hook LLC; Fairway Stamford LLC; Fairway Stamford Wines & Spirits LLC; Fairway Staten Island LLC; Fairway Uptown LLC; Fairway Westbury LLC; Fairway Woodland Park LLC; Fairway Hudson Yards LLC; and Fairway Georgetowne LLC (such entities, together with the Company, the “Fairway Parties”),  (iii) the undersigned lenders (the “Lenders” and, together with their respective successors and permitted assigns and any subsequent Lender that becomes party hereto in accordance with the terms hereof, the “Consenting Lenders”) under that certain Credit Agreement, dated as of February 14, 2013, by and among the Company, Fairway Acquisition, as borrower, each of the guarantors named therein, the lenders party thereto, and Credit Suisse AG, as administrative and collateral agent (in such capacities, the “Credit Agreement Agent”) (as amended, modified, or otherwise supplemented from time to time the “Credit Agreement”), and (iv) the Credit Agreement Agent.  The Fairway Parties, the Credit Agreement Agent, each Consenting Lender and any subsequent person or entity that becomes a party hereto in accordance with the terms hereof are referred to herein as the “Parties” and each individually as a “Party.”

WHEREAS, the Parties have agreed to undertake a financial restructuring of the Company (the “Restructuring”) which is anticipated to be effected on the terms and conditions set forth in the joint chapter 11 prepackaged plan of reorganization attached hereto as Exhibit A (including any exhibits or schedules attached thereto, the “Fairway Plan”), through a solicitation of votes for the Fairway Plan pursuant to the Bankruptcy Code (as defined below) (the “Solicitation”) and the commencement by each Fairway Party of a voluntary case (collectively, the “Fairway Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

WHEREAS, as of the date hereof, the Consenting Lenders hold, in the aggregate, more than 70% of the aggregate outstanding principal amount under the Credit Agreement.

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters set forth in the Fairway Plan and hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.             Certain Definitions.

As used in this Agreement, the following terms have the following meanings:

(a)           “Definitive Documents” means the documents (including any related agreements, instruments, schedules or exhibits) that are necessary or desirable to implement, or otherwise relate to, the Restructuring, including this Agreement, which are in a reasonably satisfactory form to the Requisite Lenders.

(b)           “Effective Date” means the date upon which the Fairway Plan is effective.

(c)           “Requisite Lenders” means, as of the date of determination, Consenting Lenders holding at least a majority in aggregate principal amount outstanding under the Credit Agreement held by such holders.

(d)           “SEC” means the United States Securities and Exchange Commission.

(e)           “Support Effective Date” means the date on which counterpart signature pages to this Agreement shall have been executed and delivered by: (i) the Fairway Parties and (ii) Consenting Lenders holding at least 66.67% in aggregate principal funded amount outstanding under the Credit Agreement.

2.             Fairway Plan.  The Fairway Plan is expressly incorporated herein and made a part of this Agreement.  The terms and conditions of the Restructuring are set forth in the Fairway Plan; provided that the Fairway Plan is supplemented by the terms and conditions of this Agreement.  In the event of any inconsistencies between the terms of this Agreement and the Fairway Plan, the Fairway Plan shall govern.

3.             Bankruptcy Process; Plan of Reorganization.

(a)           Commencement of the Fairway Cases.  Each Fairway Party hereby agrees that, as soon as reasonably practicable, but in no event later than May 8, 2016 (the date on which such filing occurs, the “Commencement Date”), such Fairway Party shall file with the Bankruptcy Court a voluntary petition for relief under chapter 11 of the Bankruptcy Code and any and all other documents necessary to commence the Fairway Case of such Fairway Party.

(b)           Filing of the Fairway Plan.  On the Commencement Date, the Fairway Parties shall file the Fairway Plan and the Fairway Disclosure Statement with the Bankruptcy Court. For purposes of this Agreement, “Fairway Disclosure Statement” shall mean a joint disclosure statement of the Fairway Parties in respect to the Fairway Plan in form and substance reasonably satisfactory to the Requisite Lenders, attached hereto as Exhibit C.

(c)           Confirmation of the Fairway Plan.  Each Fairway Party shall use its commercially reasonable efforts to obtain confirmation of the Fairway Plan as soon as reasonably practicable following the Commencement Date in accordance with the Bankruptcy Code and on terms consistent with this Agreement; each Consenting Lender shall use its commercially reasonable efforts to cooperate fully in connection therewith.

(d)           Amendments and Modifications of the Fairway Plan.  The Fairway Plan may be amended from time to time following the date hereof by written approval of the Fairway Parties and the written approval of the Requisite Lenders.  Each of the Parties agrees to negotiate in good faith all amendments and modifications to the Fairway Plan as reasonably necessary and appropriate to obtain Bankruptcy Court confirmation of the Fairway Plan pursuant to an order of the Bankruptcy Court; provided that the Consenting Lenders shall have no obligation to agree to any modification that (i) is inconsistent with the Fairway Plan in any material respect, (ii) creates any new material obligation on any Party, or (iii) adversely changes or otherwise adversely affects the economic treatment of such Party (it being agreed that, for the avoidance of doubt, any change to the Fairway Plan that results in a diminution of the value of the property to be received by the Lenders under the Fairway Plan shall be deemed to adversely affect the Consenting Lenders) whether such change is made directly to the treatment of the Lenders or otherwise. Notwithstanding the foregoing, the Fairway Parties may amend, modify or supplement the Fairway Plan, from time to time, without the consent of any Consenting Lender, to cure any ambiguity, defect (including any technical defect) or inconsistency, provided that any such amendments, modifications or supplements do not adversely affect the rights, interests or treatment of such Consenting Lenders under the Fairway Plan.

4.             Agreements of the Consenting Lenders.

(a)           So long as this Agreement has not been terminated in accordance with the terms hereof, each Consenting Lender agrees that it shall, subject to the receipt by such Consenting Lender of the Fairway Disclosure Statement and other solicitation materials in respect of the Fairway Plan:

(i)            vote all of its claims against the Fairway Parties to accept the Fairway Plan and issue a release of its third party claims against a Released Party (as such term is defined in the Fairway Plan), by delivering its duly executed and completed ballots accepting the Fairway Plan and granting the release on a timely basis following the commencement of the Solicitation; provided that such vote and release shall be immediately revoked and deemed void ab initio upon termination of this Agreement prior to the confirmation of the Fairway Plan pursuant to the terms hereof;

(ii)           not change or withdraw (or cause to be changed or withdrawn) any such vote or release in clause (i) above;

(iii)          not (x) object to, delay, impede or take any other action to interfere with acceptance or implementation of the Fairway Plan, (y) directly or indirectly solicit, encourage, propose, file, support, participate in the formulation of or vote for, any restructuring, sale of assets, merger, workout or plan of reorganization for any of the Fairway Parties other than the Fairway Plan or (z) otherwise take any action that could in any material respect interfere with, delay or postpone the consummation of the Restructuring;

(iv)          not direct any administrative agent, collateral agent, or indenture trustee (as applicable), including the Credit Agreement Agent, to take any action inconsistent with such Consenting Lender’s obligations under this Agreement, and, if any applicable administrative agent, collateral agent, or indenture trustee takes any action inconsistent with such Consenting Lender’s obligations under this Agreement, such Consenting Lender shall use its commercially reasonable efforts to request that such administrative agent, collateral agent, or indenture trustee to cease and refrain from taking any such action (but shall not be required to incur any indemnification obligations in respect of such request or otherwise); and

(v)           support and take all commercially reasonable actions necessary or reasonably requested by the Company to facilitate the Solicitation, approval of the Fairway Disclosure Statement, and confirmation and consummation of the Fairway Plan (it being understood that the Consenting Lenders shall not be required to incur any material costs, expense or liability in connection therewith).

(b)           Transfers.  (i) Each Consenting Lender agrees that, for the duration of the period commencing on the date hereof and ending on the date on which this Agreement is terminated in accordance with Section 6, such Consenting Lender shall not sell, transfer, loan, issue, pledge, hypothecate, assign or otherwise dispose of (each, a “Transfer”), directly or indirectly, in whole or in part, any of its claims or any option thereon or any right or interest therein or any other claims against or interests in any Fairway Party (collectively, the “Claims”) (including grant any proxies, deposit any Claims into a voting trust or entry into a voting agreement with respect to any such Claims), unless the transferee thereof either (i) is a Consenting Lender or (ii) prior to such Transfer, agrees in writing for the benefit of the Parties to become a Consenting Lender and to be bound by all of the terms of this Agreement applicable to Consenting Lenders (including with respect to any and all Claims it already may hold against or in the Company or any other Fairway Party prior to such Transfer) by executing a joinder agreement substantially in the form attached hereto as Exhibit B (a “Joinder Agreement”), and delivering an executed copy thereof within two (2) business days following such execution, to (i) Weil, Gotshal & Manges LLP (“Weil”), counsel to the Company, and (ii) King & Spalding LLP (“K&S”), counsel to the Credit Agreement Agent (the “Consenting Lenders’ Counsel), in which event (A) the transferee shall be deemed to be a Consenting Lender hereunder to the extent of such transferred rights and obligations and (B) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations.  Each Consenting Lender agrees that any Transfer of any Claims that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the applicable Fairway Party and each other Consenting Lender shall have the right to enforce the voiding of such Transfer.

(c)           Additional Claims.  Each Consenting Lender agrees that if any Consenting Lender acquires additional Claims, then (i) such Claims shall be subject to this Agreement (including the obligations of the Consenting Lenders under this Section 4) and (ii) following such acquisition, such Consenting Lender shall notify Weil of the amount and types of claims it has acquired (A) on no less than a monthly basis and (B) additionally, upon the reasonable request of Weil.

(d)           Forbearance. During the period commencing on the date hereof and ending on the termination of this Agreement in accordance with its terms, each Consenting Lender and the Credit Agreement Agent hereby agree to forbear from the exercise of any rights or remedies it may have under the Credit Agreement or any other Loan Document (as defined in the Credit Agreement) and under applicable United States or foreign law or otherwise, in each case, with respect to any of the existing or anticipated Defaults or Events of Default (as such term is defined in the Credit Agreement) listed on Schedule A hereto (the “Specified Defaults”).  For the avoidance of doubt, the forbearance set forth in this Section 4(d) shall not constitute a waiver with respect to any of the Specified Defaults, or any other defaults or events of default under the Credit Agreement and shall not bar any Consenting Lender from filing a proof of claim or taking action to establish the amount of such claim.  Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict any right of any Consenting Lender or the Credit Agreement Agent or the ability of each of the Consenting Lenders or the Credit Agreement Agent to protect and preserve its rights, remedies and interests, including its claims against the Fairway Parties.  If the transactions contemplated hereby are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights.  The Company hereby confirms that, except for the Specified Defaults, no Defaults or Events of Default exist under the Credit Agreement as of the date hereof.

(e)           The covenants and agreements of the Consenting Lenders in this Section 4 are several and not joint.

5.             Agreements of the Fairway Parties.

(a)           Solicitation and Confirmation.  The Fairway Parties agree to (i) act in good faith and use commercially reasonable efforts to support and complete successfully the Solicitation in accordance with the terms of this Agreement and (ii) do all things reasonably necessary and appropriate in furtherance of confirming the Fairway Plan and consummating the Restructuring in accordance with, and within the time frames contemplated by, this Agreement (including within the deadlines set forth in Section 6), in each case to the extent consistent with, upon the advice of counsel, the fiduciary duties of the boards of directors, managers, members or partners, as applicable, of each Fairway Party; provided that no Fairway Party shall be obligated to agree to any modification of any document that is inconsistent with the Fairway Plan.

(b)           Certain Additional Chapter 11 Related Matters.  Each Fairway Party, as the case may be, shall provide draft copies of all material motions or applications and other documents relating to the Fairway Plan, Fairway Disclosure Statement, any proposed amended version of the Fairway Plan or Fairway Disclosure Statement, and all first day pleadings  that any Fairway Party intends to file with the Bankruptcy Court to the Consenting Lenders’ Counsel, if reasonably practicable, at least two (2) days prior to the date when the applicable Fairway Party intends to file any such pleading or other document (and, if not reasonably practicable, as soon as reasonably practicable prior to filing) and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing.  Subject to Section 4(a), nothing in this Agreement shall restrict, limit, prohibit or preclude, in any manner not inconsistent with its obligations under this Agreement, any of the Consenting Lenders from appearing in the Bankruptcy Court with respect to any motion, application, or other documents filed by the Fairway Parties and objecting to, or commenting upon, the relief requested therein.

6.             Termination of Agreement.

This Agreement shall automatically terminate three (3) business days following the delivery of written notice to the other Parties (in accordance with Section 21) from the Requisite Lenders at any time after and during the continuance of any Creditor Termination Event. In addition, this Agreement shall automatically terminate three (3) business days following delivery of notice from the Company to the Consenting Lenders (in accordance with Section 21) at any time after the occurrence and during the continuance of any Company Termination Event.  This Agreement shall terminate automatically on the Effective Date without any further required action or notice.

(a)           A “Creditor Termination Event” shall mean any of the following:

(i)            The breach in any material respect by any Fairway Party of any of the undertakings, representations, warranties or covenants of the Fairway Parties set forth herein which remains uncured for a period of five (5) business days after the receipt of written notice of such breach from the Requisite Lenders pursuant to this Section 6 and in accordance with Section 21 (as applicable).

(ii)           On May 3, 2016, unless the Fairway Parties have commenced the Solicitation.

(iii)          On May 8, 2016, unless the Fairway Parties have completed the Solicitation on such date or commenced the Fairway Cases and requested authority to complete the Solicitation postpetition.

(iv)          On the Commencement Date, unless the Fairway Parties have filed the Fairway Plan, the Fairway Disclosure Statement, the motion to schedule a joint hearing for approval of the Fairway Plan and the Fairway Disclosure Statement, and the motion for approval of the DIP Facility (as defined in the Plan).

(v)           On the date that is five (5) days after the Commencement Date, if the Bankruptcy Court shall not have entered an order in form and substance satisfactory to the Requisite Lenders approving the DIP Facility on an interim basis.

(vi)          On the date that is ten (10) days after the Commencement Date if the Fairway Parties have not completed the Solicitation by such date.

(vii)         On the date that is forty-five (45) days after the Commencement Date, if the Bankruptcy Court shall not have entered an order in form and substance satisfactory to the Requisite Lenders approving the DIP Facility on a final basis.

(viii)        On the date that is sixty (60) days after the Commencement Date, if the Bankruptcy Court shall not have entered an order in form and substance reasonably satisfactory to the Fairway Parties and the Requisite Lenders approving the Fairway Disclosure Statement and confirming the Fairway Plan.

(ix)          Seventy-five (75) days after the Commencement Date (the “Outside Date”), if the Effective Date for the Fairway Plan has not occurred.

(x)           The Fairway Parties withdraw the Fairway Plan or Fairway Disclosure Statement or file any motion or pleading with the Bankruptcy Court that is not consistent with this Agreement or the Fairway Plan and such motion or pleading has not been withdrawn prior to the earlier of (i) two (2) business days after the Fairway Parties receive written notice from the Requisite Lenders (in accordance with Section 21) that such motion or pleading is inconsistent with this Agreement or the Term Sheet and (ii) entry of an order of the Bankruptcy Court approving such motion or pleading.

(xi)          The Fairway Parties file any motions, pleadings or applications for approval of (w) employee benefits or compensation, pursuant to the Bankruptcy Code, (x) a key employee incentive or retention plan, and/or (y) assumption or rejection of any executory contract that is not provided for or consistent with the Fairway Plan, this Agreement or in the first-day motions, in each case, without the prior written consent of the Requisite Lenders.

(xii)         An examiner with expanded powers or a trustee shall have been appointed in the Fairway Cases.

(xiii)        An order is entered by the Bankruptcy Court invalidating or disallowing, as applicable, the enforceability, priority or validity of the liens securing the obligations owed under the Credit Agreement or the claims in respect thereof.

(xiv)        The Bankruptcy Court grants relief that is inconsistent with this Agreement or the Fairway Plan in any materially adverse respect.

(xv)         The Fairway Parties file, propound or otherwise support any chapter 11 plan other than the Fairway Plan.

(xvi)        Prior to the Commencement Date, the occurrence of any Event of Default under the Credit Agreement other than the Specified Defaults.

(xvii)       The occurrence of any Event of Default under (and as defined in) the Definitive Documentation relating to the DIP Financing.

(xviii)      The occurrence of an Other Termination Event (as defined in Section 6(c)).

(b)           A “Company Termination Event” shall mean any of the following:

(i)            The breach in any material respect by one or more of the Consenting Lenders of any of the undertakings, representations, warranties or covenants of the Consenting Lenders set forth herein which remains uncured for a period of five (5) business days after the receipt of written notice of such breach pursuant to Section 6(a) and Section 21 (as applicable), but only if the non-breaching Consenting Lenders own less than 66.67% of the Loans.

(ii)           The board of directors of the Company or the board of directors, managers, members, or partners, as applicable, of another Fairway Party reasonably determines in good faith based upon the advice of outside counsel that continued performance under this Agreement would be inconsistent with the exercise of its fiduciary duties under applicable law; provided that the Company or another Fairway Party provides notice of such determination to the Consenting Lenders within five (5) business days after the date thereof.

(iii)          The Consenting Lenders no longer own at least 66.67% of the Loans.

(iv)          The occurrence of the Outside Date or an Other Termination Event.

(c)           Other Termination Events.  An “Other Termination Event” shall mean the following:

(i)            The issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Restructuring, which ruling, judgment or order has not been not stayed, reversed or vacated within twenty (20) business days after such issuance.

(ii)           On the date that the chapter 11 cases for the Company or any other Fairway Party with material assets (based on the assets of the Fairway Parties taken as a whole) shall have been converted to a case under chapter 7 of the Bankruptcy Code, or such case shall have been dismissed by order of the Bankruptcy Court (unless caused by a default by any Consenting Lender of its obligations hereunder, in which event the Consenting Lenders shall not have the right to terminate under this clause (ii)).

(iii)          On the date that an order is entered by the Bankruptcy Court or a Court of competent jurisdiction denying confirmation of the Fairway Plan (unless caused by a default by any Consenting Lender of its obligations hereunder, in which event the Consenting Lenders shall not have the right to terminate under this subsection) or refusing to approve the Fairway Disclosure Statement, provided that neither the Fairway Parties nor the Consenting Lenders shall have the right to terminate this Agreement pursuant to this clause (c)(iii) if the Bankruptcy Court declines to approve the Fairway Disclosure Statement or denies confirmation of the Fairway Plan subject only to modifications to the Fairway Plan or Fairway Disclosure Statement that would not have a material adverse effect on the recovery or treatment that the Consenting Lenders would receive as compared to the recovery they would have otherwise received pursuant to the Fairway Plan.

(iv)          On May 2, 2016 at 11:59 p.m. (New York time), if the Support Effective Date shall not have occurred.

Notwithstanding the foregoing, any of the dates set forth in this Section 6(c) may be extended by agreement among the Fairway Parties and the Requisite Lenders.

(d)           Mutual Termination.  This Agreement may be terminated by mutual agreement of the Company and the Requisite Lenders upon the receipt of written notice delivered in accordance with Section 21.

(e)           Effect of Termination.  Subject to the provisions contained in Section 14, upon the termination of this Agreement in accordance with this Section 6, this Agreement shall become void and of no further force or effect and each Party shall, except as otherwise provided in this Agreement, be immediately released from its respective liabilities, obligations, commitments, undertakings and agreements under or related to this Agreement, shall have no further rights, benefits or privileges hereunder, and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Restructuring or otherwise, that it would have been entitled to take had it not entered into this Agreement and no such rights or remedies shall be deemed waived pursuant to a claim of laches or estoppel; provided that in no event shall any such termination relieve a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination.

(f)            Automatic Stay.  The Fairway Parties acknowledge that after the commencement of the Fairway Cases, the giving of notice of termination by any Party pursuant to this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code; provided that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of termination was not proper under the terms of this Agreement.

7.             Definitive Documents; Good Faith Cooperation; Further Assurances.  Each Party hereby covenants and agrees to cooperate with each other in good faith in connection with, and shall exercise commercially reasonable efforts with respect to, the pursuit, approval, implementation and consummation of the Restructuring, as well as the negotiation, drafting, execution and delivery of the Definitive Documents.  Furthermore, subject to the terms hereof, each of the Parties shall take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement.

8.             Representations and Warranties.

(a)           Each Party, severally (and not jointly), represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof (or as of the date a Consenting Lender becomes a party hereto):

(i)            Such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder.  The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part.

(ii)           The execution, delivery and performance by such Party of this Agreement does not and will not (A) violate any material provision of law, rule or regulation applicable to it or its charter or bylaws (or other similar governing documents), or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party, except, in the case of the Fairway Parties, for the filing of the Fairway Cases.

(iii)          The execution, delivery and performance by such Party of this Agreement does not and will not require any material registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state or governmental authority or regulatory body, except such filings as may be necessary or required by the SEC.

(iv)          This Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b)           Each Consenting Lender severally (and not jointly) represents and warrants to the Fairway Parties that, as of the date hereof (or as of the date such Consenting Lender becomes a party hereto), such Consenting Lender (i) is the owner of the aggregate principal amount of loans under the Credit Agreement (the “Loans”) set forth below its name on the signature page hereto (or below its name on the signature page of a Joinder Agreement for any Consenting Lender that becomes a party hereto after the date hereof), and/or (ii) has, with respect to the beneficial owner(s) of such Loans, (A) sole investment or voting discretion with respect to such Loans, (B) full power and authority to vote on and consent to matters concerning such Loans or to exchange, assign and Transfer such Loans, and (C) full power and authority to bind or act on the behalf of, such beneficial owner(s).

9.             Disclosure; Publicity.  The Company shall submit drafts to the Consenting Lenders’ Counsel of any press releases, public documents and any and all filings with the SEC that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement at least two (2) days prior to making any such disclosure.  Except as required by applicable law or otherwise permitted under the terms of any other agreement between the Company and any Consenting Lender, no Party or its advisors shall disclose to any person or entity (including, for the avoidance of doubt, any other Consenting Lender), other than advisors to the Company, the principal amount or percentage of Loans held by any Consenting Lender, in each case, without such Consenting Lender’s prior written consent; provided that (a) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall afford the relevant Consenting Lender a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure, (b) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of Loans held by all the Consenting Lenders collectively and (c) any Party may disclose information requested by a regulatory authority with jurisdiction over its operations to such authority without limitation or notice to any Party or other person.  Notwithstanding the provisions in this Section 9, any Party may disclose, to the extent consented to in writing by a Consenting Lender, such Consenting Lender’s individual holdings.  Any public filing of this Agreement, with the Bankruptcy Court or otherwise, which includes executed signature pages to this Agreement shall include such signature pages only in redacted form with respect to the holdings of each Consenting Lender (provided that the holdings disclosed in such signature pages may be filed in unredacted form with the Bankruptcy Court under seal).

10.          Amendments and Waivers.  Except as otherwise expressly set forth herein, this Agreement, including any exhibits or schedules hereto, may not be waived, modified, amended or supplemented except in a writing signed by the Company and the Requisite Lenders; provided that any waiver, change, modification or amendment to this Agreement that adversely affects the economic recoveries or treatment of any Consenting Lender compared to the recoveries set forth in the Fairway Plan attached hereto (it being agreed that, for the avoidance of doubt, any change to this Agreement that results in a diminution of the value of the property to be received by the Consenting Lenders under the Fairway Plan or a Consenting Lender’s proportionate share of the aggregate value to be distributed to all creditors under the Fairway Plan shall be deemed to materially adversely affect the Consenting Lenders, whether such change is made directly to the treatment of the Consenting Lenders or to the treatment of another class or otherwise), may not be made without the written consent of each such adversely affected Consenting Lender.  In the event that an adversely affected Consenting Lender (“Non-Consenting Lender”) does not consent to a waiver, change, modification or amendment to this Agreement requiring the consent of each Consenting Lender, but such waiver, change, modification or amendment receives the consent of Consenting Lenders owning at least 66.67% of Loans, this Agreement shall be deemed to have been terminated only as to such Non-Consenting Lenders, but this Agreement shall continue in full force and effect in respect to all other Consenting Lenders who have so consented.

11.          Effectiveness.  This Agreement shall become effective and binding upon each Party upon the execution and delivery by such Party of an executed signature page hereto; provided, that signature pages executed by Consenting Lenders shall be delivered to (a) other Consenting Lenders in a redacted form that removes such Consenting Lenders’ holdings of the Loans and (b) the Company, Weil and the Company’s other advisors in an unredacted form (to be held by Weil and such other advisors on a professionals’ eyes only basis). For the avoidance of doubt, no affiliate of a Lender or Consenting Lender or other business unit within any Lender or Consenting Lender shall be subject to this Agreement unless they separately become a party thereto.

12.          Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)           This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.  Each of the Parties irrevocably agrees that any legal action, suit or proceeding (each, a “Proceeding”) arising out of or relating to this Agreement brought by any Party or its successors or assigns shall be brought and determined in any federal or state court in the Borough of Manhattan, the City of New York (the “New York Courts”), and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for itself and with respect to its property, generally and unconditionally, with regard to any such Proceeding arising out of or relating to this Agreement and the Restructuring.  Each of the Parties agrees not to commence any Proceeding relating hereto or thereto except in the New York Courts, other than Proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any New York Court.  Each of the Parties further agrees that notice as provided in Section 21 shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient.  Each of the Parties hereby irrevocably and unconditionally waives and agrees not to assert that a Proceeding in any New York Court is brought in an inconvenient forum or the venue of such Proceeding is improper.  Notwithstanding the foregoing, during the pendency of the Fairway Cases, all Proceedings contemplated by this Section 12(a) shall be brought in the Bankruptcy Court.

(b)           Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any  Proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory).

13.          Specific Performance/Remedies.  It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (including attorneys’ fees and costs) as a remedy of any such breach, without the necessity of proving the inadequacy of money damages as a remedy.  Each Party hereby waives any requirement for the security or posting of any bond in connection with such remedies.

14.          Survival.  Notwithstanding the termination of this Agreement pursuant to Section 6, Sections 9-10, 12-21 and 26 shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

15.          Headings.  The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

16.          Successors and Assigns; Severability.  This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives; provided that nothing contained in this Section 16 shall be deemed to permit Transfers of the Loans or any Claims other than in accordance with the express terms of this Agreement.  If any provision of this Agreement, or the application of any such provision to any person or entity or circumstance, shall be held invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect.  Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

17.          Several, Not Joint, Obligations.  The agreements, representations and obligations of the Parties under this Agreement are, in all respects, several and not joint.

18.          Relationship Among Parties.  Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary hereof.  No Party shall have any responsibility for any trading by any other entity by virtue of this Agreement.  No prior history, pattern or practice of sharing confidences among or between the Parties shall in any way affect or negate this understanding and agreement.  The Parties have no agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting or disposing of any equity securities of the Company and do not constitute a “group” within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended.

19.          Prior Negotiations; Entire Agreement.  This Agreement, including the exhibits and schedules hereto (including the Fairway Plan), constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties acknowledge that any confidentiality agreements executed between the Company and each Consenting Lender prior to the execution of this Agreement shall continue in full force and effect.

20.          Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.  Execution copies of this Agreement delivered by facsimile or PDF shall be deemed to be an original for the purposes of this paragraph.

21.          Notices.  All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, facsimile, courier or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

(a)           If to any Fairway Party, to:

Fairway Group Holdings Corp.

2284 12th Avenue

New York, NY 10027
Attention:  Edward Arditte
Email:  Ed.Arditte@fairwaymarket.com

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP (as counsel to the Company)
767 Fifth Avenue
New York, NY 10153
Facsimile:  (212) 310-8007
Attention:          Ray Schrock P.C., Matt Barr and Gavin Westerman
Email: ray.schrock@weil.com, matt.barr@weil.com and

gavin.westerman@weil.com

(b)           If to a Consenting Lender or a transferee thereof, to the addresses, facsimile numbers or e-mail addresses set forth below such Consenting Lender’s signature hereto (or as directed by any transferee thereof), as the case may be, with copies to:

King & Spalding LLP

1185 Avenue of the Americas

New York, NY 10036

Facsimile: (212) 556-2222

Attention:  Michael C. Rupe, Esq. and Christopher G. Boies, Esq.

Email:  mrupe@kslaw.com and cboies@kslaw.com

And:

King & Spalding LLP

1180 Peachtree Street

Atlanta, GA  30309-3521

Facsimile: (404) 572-5131

Attention:  W. Austin Jowers, Esq.

Email: ajowers@kslaw.com

Any notice given by delivery, mail or courier shall be effective when received.  Any notice given by facsimile or electronic mail shall be effective upon oral, machine or electronic mail (as applicable) confirmation of transmission.

22.          Settlement Discussions.  This Agreement and the Term Sheet are part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties.  Pursuant to Rule 408 of the Federal Rules of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any Proceeding other than a Proceeding to enforce its terms.

23.          Fees.  The Fairway Parties hereby confirm their obligation to pay all reasonable documented prepetition and postpetition fees and expenses of the following advisors to the Credit Agreement Agent, in accordance with Section 9.05 of the Credit Agreement: (i) K&S, in its capacity as legal counsel to the Credit Agreement Agent, pursuant to its existing engagement agreement with the Credit Agreement Agent; and (ii) Moelis & Company LLC (“Moelis”), as financial advisor to K&S in its capacity as counsel to the Credit Agreement Agent, pursuant to that certain engagement letter, dated as of April 25, 2016, by and among Moelis, K&S, the Credit Agreement Agent and the Company.

24.          No Solicitation; Adequate Information.  This Agreement is not and shall not be deemed to be a solicitation for consents to the Fairway Plan.  The votes of the holders of claims against the Fairway Parties will not be solicited until such holders who are entitled to vote on the Fairway Plan have received the Fairway Plan, the Fairway Disclosure Statement and related ballots, and other required solicitation materials.  In addition, this Agreement does not constitute an offer to issue or sell securities to any person or entity, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful. Although none of the Parties intends that this Agreement should constitute, and they each believe it does not constitute, a solicitation or acceptance of a chapter 11 plan of reorganization or an offering of securities, each Consenting Lender acknowledges, agrees and represents to the other Parties that it (i) is a Qualified Institutional Buyer (as defined in Rule 144A of the Securities Act of 1933 (the “Securities Act”)), “institutional accredited investor” (within the meaning of Rule 501(a) of the Securities Act) or Non-”U.S. Person” (as defined in Regulation S of the Securities Act), (ii) understands that any securities to be acquired by it pursuant to the Restructuring have not been registered under the Securities Act and that such securities are, to the extent not acquired pursuant to section 1145 of the Bankruptcy Code, being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon such Consenting Lender’s representations contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available and (iii) has such knowledge and experience in financial and business matters that such Consenting Lender is capable of evaluating the merits and risks of the securities to be acquired by it pursuant to the Restructuring and understands and is able to bear any economic risks with such investment.

25.          Interpretation; Rules of Construction; Representation by Counsel. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section, Exhibit or Schedule, respectively, of or attached to this Agreement unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words using the singular or plural number also include the plural or singular number, respectively, (b) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement, (c) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation,” and (d) the word “or” shall not be exclusive and shall be read to mean “and/or.” The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

FAIRWAY PARTIES

FAIRWAY GROUP HOLDINGS CORP.

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY GROUP ACQUISITION COMPANY

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY BAKERY LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY BROADWAY LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY CHELSEA LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

[Signature Page to Restructuring Support Agreement]

FAIRWAY CONSTRUCTION GROUP LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY DOUGLASTON LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY EAST 86TH STREET LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY ECOMMERCE LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY GREENWICH STREET LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

[Signature Page to Restructuring Support Agreement]

FAIRWAY GROUP CENTRAL SERVICES LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY GROUP PLAINVIEW LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY KIPS BAY LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY NANUET LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY PARAMUS LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

[Signature Page to Restructuring Support Agreement]

FAIRWAY PELHAM LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY PELHAM WINES & SPIRITS LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY RED HOOK LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY STAMFORD LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY STAMFORD WINES & SPIRITS LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

[Signature Page to Restructuring Support Agreement]

FAIRWAY STATEN ISLAND LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY UPTOWN LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY WESTBURY LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY WOODLAND PARK LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY HUDSON YARDS LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

FAIRWAY GEORGETOWNE LLC

By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer

[Signature Page to Restructuring Support Agreement]

CREDIT AGREEMENT AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory

By:	/s/ Julia Bykhovskaia
Name: Julia Bykhovskaia
Title: Authorized Signatory

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Didier Siffer
Name:	Didier Siffer
Title:	Authorized Signatory

By:	/s/ Julia Bykhovskaia
Name:	Julia Bykhovskaia
Title:	Authorized Signatory

Principal Amount of Loans under Credit Agreement:

Notice Address:

Eleven Madison Avenue
23rd Floor
New York, NY 10010
Attention:	Julia Bykhovskaia
Didier S. Siffer
Email:	julia.bykhovskaia@credit-suisse.com
didier.siffer@credit-suisse.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BATTALION CLO 2007-I, LTD.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James D. Keogh
Name:	James D. Keogh
Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com; operations@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BATTALION CLO III LTD.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James D. Keogh
Name:	James D. Keogh
Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BATTALION CLO IV LTD.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James D. Keogh
Name:	James D. Keogh
Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BATTALION CLO IX LTD.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James D. Keogh
Name:	James D. Keogh
Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BATTALION CLO V Ltd.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James D. Keogh
Name:	James D. Keogh
Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BATTALION CLO VI LTD.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James D. Keogh
Name:	James D. Keogh
Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BATTALION CLO VII LTD.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James D. Keogh
Name:	James D. Keogh
Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BATTALION CLO VIII LTD.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James D. Keogh
Name:	James D. Keogh
Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BLUE FALCON LIMITED
By: Brigade Capital Management, LP as Investment Manager

By:	/s/ James D. Keogh

Name:	James D. Keogh

Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BLUE PEARL B 2015 LIMITED
By: Brigade Capital Management, LP as Investment Manager

By:	/s/ James D. Keogh

Name:	James D. Keogh

Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BRIGADE DISTRESSED VALUE MASTER FUND LTD.
By: Brigade Capital Management, LP as Investment Manager

By:	/s/ James D. Keogh

Name:	James D. Keogh

Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.
By: Brigade Capital Management, LP as Investment Manager

By:	/s/ James D. Keogh

Name:	James D. Keogh

Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

JPMORGAN CHASE RETIREMENT PLAN
By: Brigade Capital Management, LP as Investment Manager

By:	/s/ James D. Keogh

Name:	James D. Keogh

Title:	Operations Manager

Principal Amount of Loans under Credit Agreement:

Notice Address:

399 Park Avenue
16th Floor
New York, NY 10022
Attention: Matt Perkal
Email: mp@brigadecapital.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

JFIN REVOLVER CLO LTD.

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

Principal Amount of Loans under Credit Agreement:

Notice Address:

520 Madison Avenue
19th Floor
New York, NY 10022
Attention:	Paul Mcdonnell
Eric Warden
Email:	pmcdonnell@jefferies.com
ewarden@jefferies.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

SPECIAL SITUATIONS INVESTING GROUP, INC.

By:	/s/ Daniel S. Oneglia

Name:	Daniel S. Oneglia

Title:	Authorized Signatory

Principal Amount of Loans under Credit Agreement:

Notice Address:

200 West Street
New York, NY 10282
Attention:	Cleaver Sower
Daniel Oneglia
Email:	cleaver.sower@gs.com
daniel.oneglia@gs.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

ADIRONDACK PARK CLO LTD.

Principal Amount of Loans under Credit Agreement:

BIRCHWOOD PARK CLO, LTD.

Principal Amount of Loans under Credit Agreement:

BOWMAN PARK CLO, LTD.

Principal Amount of Loans under Credit Agreement:

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.

Principal Amount of Loans under Credit Agreement:

EMERSON PARK CLO LTD.

Principal Amount of Loans under Credit Agreement:

FINN SQUARE CLO LTD.

Principal Amount of Loans under Credit Agreement:

GALE FORCE 3 CLO, LTD.

Principal Amount of Loans under Credit Agreement:

GALE FORCE 4 CLO, LTD.

Principal Amount of Loans under Credit Agreement:

GRAMERCY PARK CLO LTD.

Principal Amount of Loans under Credit Agreement:

INWOOD PARK CLO LTD.

Principal Amount of Loans under Credit Agreement:

KEUKA PARK CLO, LTD.

Principal Amount of Loans under Credit Agreement:

[Signature Page to Restructuring Support Agreement]

MARINE PARK CLO LTD.

Principal Amount of Loans under Credit Agreement:

PINNACLE PARK CLO, LTD.

Principal Amount of Loans under Credit Agreement:

SENECA PARK CLO LTD.

Principal Amount of Loans under Credit Agreement:

SHERIDAN SQUARE CLO LTD.

Principal Amount of Loans under Credit Agreement:

THACHER PARK CLO, LTD.

Principal Amount of Loans under Credit Agreement:

TRYON PARK CLO LTD.

Principal Amount of Loans under Credit Agreement:

BY: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, AS COLLATERAL MANAGER

Notice Address:

GSO / Blackstone Debt Funds Management LLC

345 Park Avenue, 31st Floor

New York, NY 10154

Email: Robert.Zable@gso.com;

GSOCLOOPS@blackstone.com

BJC HEALTH SYSTEM - 1

Principal Amount of Loans under Credit Agreement:

BJC PENSION PLAN TRUST

[Signature Page to Restructuring Support Agreement]

Principal Amount of Loans under Credit Agreement:

PPG INDUSTRIES, INC. PENSION PLAN TRUST

Principal Amount of Loans under Credit Agreement:

Notice Address:

GSO Capital Advisors LLC

345 Park Avenue, 31st Floor

New York, NY 10154

Email: Daniel.McMullen@gso.com

BJC Health System-1:

12017088045@TLS.LDSPROD.com

BJC Pension Plan Trust:

12142964630@tls.ldsprod.com

PPG Industries, Inc. Pension Plan Trust:

12018127947@TLS.LDSPROD.com

BLACKSTONE/GSO SENIOR FLOATING RATE TERM FUND

Principal Amount of Loans under Credit Agreement:

BLACKSTONE/GSO STRATEGIC CREDIT FUND

Principal Amount of Loans under Credit Agreement:

BY: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, AS INVESTMENT ADVISER

Notice Address:

c/o GSO / Blackstone Debt Funds Management LLC

345 Park Avenue, 31st Floor

New York, NY 10154

Attention: John Schmidt

Email:

Blackstone / GSO Senior Floating Rate

Fund: 12012835864@tls.ldsprod.com ;

john.schmidt@gsocap.com

Blackstone / GSO Strategic Credit Fund:

[Signature Page to Restructuring Support Agreement]

19724994208@tls.ldsprod.com;

john.schmidt@gsocap.com

COOPER RIVER FUNDING LLC

Principal Amount of Loans under Credit Agreement:

BY: FS INVESTMENT CORPORATION II, AS SOLE MEMBER

BY: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, AS SUB-ADVISER

GERMANTOWN FUNDING LLC

Principal Amount of Loans under Credit Agreement:

BY: FS INVESTMENT CORPORATION III, AS SOLE MEMBER

BY: GSO BLACKSTONE DEBT FUNDS MANAGEMENT LLC, AS SUB-ADVISER

FS INVESTMENT CORPORATION III

Principal Amount of Loans under Credit Agreement:

BY: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, AS SUB-ADVISER

Notice Address:

GSO / Blackstone Debt Funds Management LLC

345 Park Avenue, 31st Floor

New York, NY 10154

Email: Angelina.Perkovic@gsocap.com

FS GLOBAL CREDIT OPPORTUNITIES FUND

Principal Amount of Loans under Credit Agreement:

BY: GSO CAPITAL PARTNERS LP, AS SUB-ADVISER

Notice Address:

[Signature Page to Restructuring Support Agreement]

GSO / Blackstone Debt Funds Management LLC

345 Park Avenue, 31st Floor

New York, NY 10154

Email: Sal.Aloia@gsocap.com

By:	/s/ Thomas Iannarone

Name:	Thomas Iannarone

Title:	Authorized Signatory

BLACKSTONE GSO GLOBAL DYNAMIC CREDIT FUNDING LIMITED

By:	/s/ Thomas Iannarone

Name:	Thomas Iannarone

Title:	Authorized Signatory

Principal Amount of Loans under Credit Agreement:

Notice Address:

c/o GSO Capital Partners LP

345 Park Avenue

31st Floor

New York, NY 10154

Attention: David Marren

Email: 14698287928@t1s.ldsprod.com

[Signature Page to Restructuring Support Agreement]

CONSENTING LENDERS

BANK OF AMERICA, N.A.

By:	/s/ Matthew Wright

Name:	Matthew Wright VP.

Title:	Vice President

Principal Amount of Loans under Credit Agreement:

Notice Address:

One Financial Plaza
RI1-537-09-01

Providence, RI 02903

Attention: Matthew Wright

Email: matthew.wi.wright@bankofamerica.com

[Signature Page to Restructuring Support Agreement]

EXHIBIT A

Fairway Plan

EXHIBIT B

FORM OF JOINDER AGREEMENT FOR CONSENTING LENDERS

This Joinder Agreement to the Plan Support Agreement, dated as of [       ], 2016 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among Fairway Group Holdings Corp. (the “Company”), the subsidiaries of the Company party thereto, and the holders of the principal amounts outstanding under the Credit Agreement (together with their respective successors and permitted assigns, the “Consenting Lenders”) is executed and delivered by                                  (the “Joining Party”) as of               , 2016.  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1.     Agreement to be Bound.  The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions hereof).  The Joining Party shall hereafter be deemed to be a “Consenting Lender” and a “Party” for all purposes under the Agreement and with respect to any and all Claims held by such Joining Party.

2.     Representations and Warranties.  With respect to the aggregate principal amount of Loans under the Credit Agreement set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in Section 8 of the Agreement to each other Party to the Agreement.

3.     Governing Law.  This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of laws provisions which would require the application of the law of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[CONSENTING LENDER]

By:
Name:
Title:

Principal Amount of Loans under Credit Agreement:  $

Notice Address:

Fax:
Attention:
Email:
Acknowledged:

FAIRWAY GROUP HOLDINGS CORP.

By:
Name:
Title:

EXHIBIT C

Disclosure Statement

SCHEDULE A

SPECIFIED DEFAULTS

1.              Events of Default under Section 7.01(c) of the Credit Agreement or arising out of default made in the due observance or performance by the Fairway Parties of any covenant, condition or agreement contained under Section 6.12 of the Credit Agreement, Section 5.12 of the Credit Agreement and/or Section 4.04(b) of the Guarantee and Collateral Agreement (as defined in the Credit Agreement).

2.              Any Events of Default arising out of or as a result of the filing of the Fairway Cases or arising after the Commencement Date.